UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2023

Enovis Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34045

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 Centerville Road, Suite 400 Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 252-9160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 25, 2023, Enovis Corporation (the “Company”) issued a press release announcing that the Company has entered into a definitive agreement to acquire LimaCorporate S.p.A. (the “Acquisition”). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On September 25, 2023, the Company will host a conference call and webcast at 8:30 a.m. Eastern time to discuss the Acquisition. The slide presentation posted to the Company’s website at https://ir.enovis.com in connection with the conference call and webcast is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended.

Cautionary Information Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K regarding the Company that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates, and projections about Enovis and its industry. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar words or expressions. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the timing of the Acquisition and use of proceeds of the Facilities. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, risks related to: the satisfaction of conditions to the closing of the Acquisition, including the failure to obtain or delay in obtaining required regulatory approvals; the Company’s ability to obtain financing for the transaction; the transaction and integration costs the Company has incurred and expects to incur in connection with the Acquisition; the difficulty, cost, and time required to integrate Lima’s business; that Lima may have liabilities that are not known to the Company; risks related to market and other general economic conditions; risks related to the recently completed spin-off of ESAB Corporation into an independent publicly traded company; other events that could adversely impact the Acquisition; and the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the period ended June 30, 2023, and other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 25, 2023.

99.2	Investor Presentation, dated September 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2023	ENOVIS CORPORATION

	By:	/s/ Phillip B. Berry
	Name:	Phillip B. Berry
	Title:	Senior Vice President and Chief Financial Officer